(ICON)

Annual Report

December 31, 1999

Prudential MoneyMart Assets, Inc.

(LOGO)

A Message from the Fund's President                            February 3, 2000
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
I am pleased to report that Prudential MoneyMart Assets maintained a stable $1 net asset value and provided competitive yields in 1999. On December 31, 1999, its Class A shares' seven-day current yield was 5.31%, above the 5.15% for the average money market fund as measured by IBC Financial Data.

Prudential MoneyMart Assets took advantage of good buying opportunities that emerged as money market yields climbed. This trend toward higher yields occurred because the Federal Reserve repeatedly hiked its key short-term interest rate during the year to slow U.S. economic growth. There were also attractively priced money market securities available as some companies rushed to complete their year-end borrowing early. This was done to avoid complications that might occur if computers malfunctioned when changing their internal dates from 1999 to 2000.

The following report takes a closer look at developments in the money markets during our fiscal year, and explains how the Fund was positioned accordingly.

One integrated and expanded team
I would like to take this opportunity to also tell you about some changes we've made to our Fixed Income Group. In 1999, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $127 billion in assets. Our expanded depth, breadth, and scale also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The one team that was already in place is the Money Market Sector team, which has been headed by Joseph Tully since 1995. This team will continue to be responsible for the day-to-day management of Prudential MoneyMart Assets.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President
Prudential MoneyMart Assets, Inc.

Performance Review
-------------------------------------------------------------------------------
(PHOTO)

Joseph Tully (Money Market
[Sector] Team Leader)

Investment Goals and Style
Prudential MoneyMart Assets seeks maximum current income consistent with the stability of capital and the maintenance of liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, and major corporations and commercial banks of the United States and abroad. Maturities can range from one day to 13 months. We typically purchase only securities rated in one of the two highest categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Inflation fears fueled rise in money market yields
Participants in the money markets nursed a major concern throughout 1999: a powerful U.S. economy threatened to overheat and fuel higher inflation. Mounting inflation is undesirable for nearly everyone, but particularly for those on fixed incomes whose buying power declines if their incomes are not adjusted for the rise in prices.

As it turned out, inflation remained relatively tame in 1999, but periodically, there were valid concerns that price increases would accelerate. The price of crude oil more than doubled in 1999, albeit from its lowest level in more than a decade. Moreover, consumers spent so heavily last year that growth in retail sales in the United States was the strongest it has been in 15 years. (Consumer spending accounts for two-thirds of the U.S. economy's total output.)

We moved quickly to lock in higher yields
In the first quarter of 1999, the risk of higher inflation led many money market participants to believe the Federal Reserve would soon increase the federal funds rate (what banks charge each other for overnight loans) to cool off the economy. A rate increase can curb economic growth by pushing borrowing costs higher for consumers and businesses. In anticipation of this change in monetary policy, investors demanded higher yields on money market securities. We did not believe a short-term rate hike was imminent, nor did we believe the Fed would move as aggressively as indicated by the rise in yields. Therefore, we took advantage of this trend by locking in attractive yields on one-year securities in the first quarter of 1999.

The Fed tightened monetary policy three times
The U.S. central bank did not act until June 30, 1999, when it increased the federal funds rate by a quarter of a percentage point to 5.00%. Because we expected the Fed to continue to tighten monetary policy, we allowed the Fund's weighted average maturity (WAM) to shorten in July and August 1999 until the WAM was more in line with that of its competition. (WAM is a measurement tool that determines a fund's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a fund.) Having a shorter WAM prior to the next change in monetary policy enabled the Fund to have ample money to buy higher-yielding securities that became available after the federal funds rate was raised to 5.25% on

August 24, 1999. These purchases helped to lengthen the Fund's WAM in September 1999.

We stuck with this strategy for the third short-term rate hike in the autumn of 1999. The Fund's WAM shortened in October 1999, and then we extended it by purchasing one-year securities of banks and corporations after the federal funds rate was increased to 5.50% on November 16, 1999.

Potential Y2K problems created buying opportunities
Repeated changes in U.S. monetary policy were just one of the concerns that affected the money markets in the second half of 1999. Corporate treasurers, among others, wanted to minimize any risk that computers might malfunction at the end of the year when they tried to switch their internal dates from 1999 to 2000. Accordingly, some banks and corporations rushed to complete their year-end borrowing early. In the summer of 1999, they began to issue an unusually large amount of money market securities with interest rates that adjusted periodically, based on London Interbank Offered Rates (LIBORs). (LIBORs are widely quoted money market yields.) These securities provided very attractive yield spreads in order to entice investors.

Performance at a Glance

Fund Facts                  As of 12/31/99

                                7-Day                Net Asset          Weighted Avg.     Net Assets
                            Current Yield*          Value (NAV)        Maturity (WAM)     (Millions)
Class A                         5.37%                  $1.00              65 Days           $6,394
Class Z                         5.49%                  $1.00              65 Days           $  260
IBC Financial Data Money
Fund (General Purpose) Avg.**   5.15%                  $1.00              53 Days             N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* Class Z shares are not subject to distribution and service (12b-1) fees.

* International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the IBC Money Fund (General Purpose--Taxable 1st & 2nd Tier) Average category as of December 28, 1999, the closest date to the end of our reporting period.
                                          1

Review Cont'd.
-------------------------------------------------------------------------------
We took advantage of this buying opportunity, increasing adjustable-rate securities to 40% of the Fund's total investments as of December 31, 1999--up from roughly 25% at the beginning of the year.

By autumn, we began to believe that the change of year from 1999 to 2000 might bring few, if any, difficulties in the financial markets. U.S. corporations and financial companies had spent heavily to correct any potential computer problems. More importantly, both the Fed and the U.S. Treasury had taken steps to ensure that banks, thrifts, and credit unions in the United States would have access to extra liquidity, if needed, at the end of 1999. Because the changeover went smoothly, the inexpensively priced adjustable-rate securities we purchased should help the Fund to be advantageously positioned heading into 2000.

But we missed some attractive bargains
On the other hand, buying adjustable-rate securities in the third quarter of 1999 meant we had less money to invest at the end of the year when money market yields reached their peak. As a result, the Fund was not able to take full advantage of the seasonal spike in yields that occurred at the end of 1999.

Looking Ahead
We expect more short-term rate hikes
Continued heavy spending by consumers and a strong domestic labor market have heightened the risk of rising inflation in the U.S. economy. Therefore, we expect the Fed to tighten monetary policy on more than one occasion in 2000.

Weighted Average Maturity Compared to the Average Money Fund

                         (GRAPH)

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--9.8%
             American Express Centurion Bank(b)
 $  62,000   5.13%, 1/10/00                       $   62,000,000
             Comerica Bank N.A.(b)
    85,000   6.36125%, 1/13/00                        84,975,520
             First Union National Bank(b)
    86,000   6.44%, 1/10/00                           86,000,000
    57,000   6.20%, 1/19/00                           57,000,000
    67,000   5.57%, 1/21/00                           67,000,000
             First USA Bank
    50,000   6.04%, 4/3/00                            50,000,000
             Key Bank N.A.(b)
     7,000   6.24%, 7/17/00                            7,002,797
    44,000   6.03%, 1/18/00                           43,988,283
    27,000   6.10%, 3/24/00                           26,993,598
             South Trust Bank N.A.
    34,000   6.03%, 3/6/00                            34,000,601
             United States Bank N.A.(b)
    48,000   6.3725%, 1/19/00                         47,984,432
    13,000   6.5125%, 1/19/00                         12,998,797
    75,000   6.41125%, 1/25/00                        74,980,313
                                                  --------------
                                                     654,924,341
------------------------------------------------------------
Certificates of Deposit - Domestic--2.4%
             Bank One N.A.
   100,000   5.47%, 6/2/00                            99,987,925
             First Tennessee Bank N.A.
    59,000   5.85%, 2/29/00                           59,000,000
                                                  --------------
                                                     158,987,925
------------------------------------------------------------
Certificates of Deposit - Yankee--10%
             Deutsche Bank AG
    50,000   5.60%, 6/14/00                           49,989,164
   200,000   6.075%, 11/24/00                        199,871,395
             UBS AG
    48,000   5.08%, 1/18/00                           47,999,354
   100,000   5.16%, 2/28/00                           99,993,881
 $  47,000   5.29%, 5/18/00                       $   46,989,748
   130,000   5.29%, 5/19/00                          129,971,437
             Westpac Banking Corp.(b)
    90,000   6.51375%, 1/4/00                         89,948,914
                                                  --------------
                                                     664,763,893
------------------------------------------------------------
Commercial Paper--42.7%
             Allianz of America, Inc.
    11,000   5.75%, 5/19/00                           10,755,785
             American General Finance Corp.
    15,335   5.93%, 3/10/00                           15,160,705
             Associates First Capital B.V.
    36,000   5.94%, 3/13/00                           35,572,320
             Banc One Financial Corp.
    31,000   5.94%, 3/28/00                           30,554,995
    76,000   5.95%, 3/28/00                           74,907,183
    23,000   5.95%, 3/29/00                           22,665,478
             BankAmerica Corp.
    50,000   5.98%, 2/4/00                            49,717,611
    47,000   5.98%, 2/25/00                           46,570,603
             Barton Capital Corp.
    59,900   6.20%, 1/20/00                           59,703,994
    94,000   6.05%, 2/25/00                           93,131,153
             BBL North America Funding Corp.
    80,000   5.935%, 3/17/00                          78,997,644
             Blue Ridge Asset Funding Corp.
    45,000   6.75%, 1/20/00                           44,839,688
             Chase Manhattan Corp.
    19,255   4.50%, 1/3/00                            19,255,000
    55,000   5.76%, 4/28/00                           53,961,600
             Cregem North America, Inc.
   128,000   5.91%, 3/29/00                          126,150,826
    48,000   5.745%, 4/27/00                          47,103,780
             CXC, Inc.
   110,000   6.98%, 1/13/00                          109,744,067
             Daimler Chrysler North America(b)
    75,000   5.94%, 3/31/00                           73,886,250
    27,000   6.35675%, 1/6/00                         26,982,018

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                 Value (Note 1)
 ------------------------------------------------------------
Commercial Paper (cont'd.)
             Diageo Capital PLC
 $ 124,100   6.24%, 6/4/00                        $  123,984,531
             Eaton Corp.
     8,000   7.00%, 1/21/00                            7,968,889
             Finova Capital Corp.
    35,000   6.25%, 3/10/00                           34,580,729
             Forrestal Funding Master Trust
                1999-A
    22,242   6.07%, 2/8/00                            22,099,491
    21,000   6.09%, 2/11/00                           20,854,348
     7,000   6.05%, 3/7/00                             6,922,358
             Fortis Funding LLC
    34,000   5.91%, 3/31/00                           33,497,650
             FPL Group Capital, Inc.
       488   5.40%, 1/13/00                              487,122
             GE Capital International Funding
    60,000   5.28%, 2/14/00                           59,612,800
    50,000   5.31%, 2/14/00                           49,675,500
             General Electric Capital Corp.(b)
    70,000   5.41%, 2/14/00                           69,537,144
    59,000   6.01%, 2/14/00                           59,000,000
    64,000   5.78%, 2/18/00                           63,506,773
     4,000   5.75%, 4/20/00                            3,929,722
             General Electric Capital Services,
                Inc.
    23,000   5.76%, 3/10/00                           22,746,080
             General Motors Acceptance Corp.
   168,000   5.77%, 3/3/00                           166,330,547
             Internationale Nederlanden US
                Funding Corp.
    82,000   5.91%, 3/28/00                           80,828,835
    30,000   5.91%, 3/30/00                           29,561,675
             Market Street Funding Corp.
    23,000   7.00%, 1/14/00                           22,941,861
             MCI Worldcom, Inc.
    60,000   7.10%, 1/31/00                           59,645,000
             Merrill Lynch & Co., Inc.
   134,000   5.80%, 1/20/00                          133,589,811
             Morgan Stanley Dean Witter & Co.
 $  38,000   5.13%, 1/3/00                        $   38,000,000
    50,000   5.43%, 2/4/00                            49,743,583
   229,000   5.75%, 5/15/00                          224,062,188
             Nationwide Building Society
    29,000   5.94%, 3/7/00                            28,684,190
             PNC Funding Corp.
    18,000   6.20%, 1/31/00                           17,907,000
    62,000   5.95%, 3/13/00                           61,262,200
             Salomon Smith Barney Holdings,
                Inc.
    50,000   5.73%, 2/10/00                           49,681,667
    33,000   5.79%, 3/10/00                           32,633,783
             Santander Finance, Inc.
    54,000   5.90%, 2/1/00                            53,725,650
    55,100   5.98%, 2/4/00                            54,788,807
             Swedbank, Inc.
    21,154   5.93%, 3/31/00                           20,840,392
    67,000   5.94%, 3/31/00                           66,005,050
             Wachovia Corp.
    50,000   5.85%, 4/3/00                            49,244,375
                                                  --------------
                                                   2,837,540,451
------------------------------------------------------------
Time Deposit - Eurodollar--1.0%
             Bank of Montreal
    64,327   5.00%, 1/3/00                            64,327,000
------------------------------------------------------------
Other Corporate Obligations--29%
             Abbey National Treasury Services
                PLC(b)
    80,000   6.1525%, 1/24/00                         79,973,649
    50,000   5.29%, 5/22/00                           49,988,779
             Associates Corp. of North
                America(b)
   200,000   6.41025%, 1/31/00                       199,931,148
             Bank One Corp.
    47,000   6.15375%, 2/22/00                        47,000,000
             Centex Home Mortgage LLC(b)
    24,000   6.60125%, 1/20/00                        24,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1999                 PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                 Value (Note 1)
 ------------------------------------------------------------
Other Corporate Obligations (cont'd.)
             Citicorp
 $  10,000   6.5125%, 1/3/00                      $   10,000,000
             Conseco Finance Vehicle Trust
                1999(b)
    45,000   6.62125%, 1/18/00                        45,000,000
             Corporate Asset Funding Co.,
                Inc.(b)
   129,000   6.57125%, 1/20/00                       128,994,423
             Ford Motor Credit Co.(b)
   120,000   6.0375%, 2/18/00                        119,938,903
   181,000   6.17375%, 3/30/00                       180,867,175
             Goldman Sachs Group, LP(b)
   370,700   5.72625%, 1/18/00                       370,700,000
             Restructured Asset Security(b)
   132,000   6.55875%, 1/6/00                        132,000,000
   117,000   6.56875%, 1/10/00                       117,000,000
             Security Life of Denver Corp.(b)
    14,000   6.24625%, 1/12/00                        14,000,000
             Strategic Money Market Trust(b)
   179,000   6.2975%, 1/13/00                        179,000,000
    25,000   6.56125%, 1/18/00                        25,000,000
    69,000   6.18125%, 3/15/00                        69,000,000
             Travelers Insurance Co.(b)
    25,000   6.16%, 1/5/00                            25,000,000
             Variable Funding Capital Corp.(b)
   115,000   6.58125%, 1/24/00                       115,000,000
                                                  --------------
                                                   1,932,394,077
------------------------------------------------------------
U.S. Agencies - Non-discount--3.0%
             Federal Home Loan Bank
    44,000   4.90%, 2/11/00                           43,995,235
    56,000   4.95%, 2/17/00                           55,996,142
    75,000   5.035%, 2/25/00                          74,991,184
             Federal National Mortgage
                Association
 $  25,000   4.99%, 2/22/00                       $   24,999,466
                                                  --------------
                                                     199,982,027
------------------------------------------------------------
Total Investments--97.9%
             (amortized cost $6,512,919,714)       6,512,919,714
             Other assets in excess of
                liabilities--2.1%                    140,195,310
                                                  --------------
             Net Assets--100%                     $6,653,115,024
                                                  --------------
                                                  --------------

---------------
(a) Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
(b) The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 was as follows:

Commercial Banks.....................................   44.4%
Security Brokers & Dealers...........................   10.1
Asset Backed Securities..............................    8.9
Bank Holding Company.................................    8.7
Motor Vehicle........................................    8.5
Short-Term Business Credit...........................    5.4
Federal Credit.......................................    3.7
Personal Credit Institutions.........................    3.5
U.S. Treasury........................................    3.0
Phone Communication..................................     .9
Life Insurance.......................................     .7
Electric Industry....................................     .1
                                                       -----
                                                        97.9
Other assets in excess of liabilities................    2.1
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities            PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        December 31, 1999
                                                                                                              -----------------
Investments, at amortized cost which approximates market value..........................................       $ 6,512,919,714
Cash....................................................................................................               920,722
Receivable for Fund shares sold.........................................................................           202,138,291
Interest receivable.....................................................................................            47,146,679
Deferred expenses and other assets......................................................................               165,008
                                                                                                              -----------------
   Total assets.........................................................................................         6,763,290,414
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................           101,661,450
Accrued expenses........................................................................................             5,201,657
Management fee payable..................................................................................             1,655,765
Dividends payable.......................................................................................             1,315,531
Distribution fee payable................................................................................               340,987
                                                                                                              -----------------
   Total liabilities....................................................................................           110,175,390
                                                                                                              -----------------
Net Assets..............................................................................................       $ 6,653,115,024
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion shares authorized for issuance)....................       $     6,653,115
   Paid-in capital in excess of par.....................................................................         6,646,461,909
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................       $ 6,653,115,024
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value, offering price and redemption price per share
      ($6,393,585,657 / 6,393,585,657 shares of common stock issued and outstanding)....................                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($259,529,367 / 259,529,367 shares of common stock issued and outstanding)........................                 $1.00
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest..............................     $ 343,743,514
                                            -----------------
Expenses
   Management fee........................        19,657,429
   Distribution fee--Class A.............         7,865,039
   Transfer agent's fees and expenses....        13,852,000
   Reports to shareholders...............         1,500,000
   Registration..........................           455,000
   Custodian's fees and expenses.........           200,000
   Insurance.............................           105,000
   Director's fees and expenses..........            39,000
   Audit fees and expenses...............            35,000
   Legal fees and expenses...............            30,000
   Miscellaneous.........................            72,765
                                            -----------------
      Total expenses.....................        43,811,233
                                            -----------------
Net investment income....................       299,932,281
                                            -----------------
Net Realized Loss on Investments
Net realized loss on investment
   transactions..........................           (75,947)
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 299,856,334
                                            -----------------
                                            -----------------

PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                Year Ended December 31,
in Net Assets                      1999                1998
Operations
   Net investment income...  $    299,932,281    $    346,805,006
   Net realized gain (loss)
      on investment
      transactions.........           (75,947)             24,512
                             ----------------    ----------------
   Net increase in net
      assets resulting from
      operations...........       299,856,334         346,829,518
                             ----------------    ----------------
Dividends and distributions
   to shareholders (Note 1)
      Class A..............      (289,099,677)       (336,977,571)
      Class Z..............       (10,756,657)         (9,851,947)
                             ----------------    ----------------
                                 (299,856,334)       (346,829,518)
                             ----------------    ----------------
Fund share transactions
   (Note 4)
   (At $1.00 per share)
   Proceeds from shares
      sold.................    32,858,644,444      30,787,213,555
   Net asset value of
      shares issued to
      shareholders in
      reinvestment of
      dividends and
      distributions........       284,993,693         329,144,169
   Cost of shares
      reacquired...........   (32,854,846,473)    (31,773,032,919)
                             ----------------    ----------------
   Net increase (decrease)
      in net assets from
      Fund share
      transactions.........       288,791,664        (656,675,195)
                             ----------------    ----------------
Total increase
   (decrease)..............       288,791,664        (656,675,195)
Net Assets
Beginning of year..........     6,364,323,360       7,020,998,555
                             ----------------    ----------------
End of year................  $  6,653,115,024    $  6,364,323,360
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                  PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Net investment income (other than distribution fees), and realized gains or losses, if any, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.
The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.
Dividends and Distributions: All of the Fund's net investment income and net realized gains or losses, if any, are declared as dividends daily to the shareholders of record at the time of such declaration. Payment of dividends is made monthly.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and
 .30 of 1% of the Fund's average daily net assets in excess of $50 million.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Z shares of the Fund. The Fund reimburses the distributors for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements                  PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1999, the Fund incurred fees of approximately $13,153,000 for the services of PMFS. As of December 31, 1999, approximately $1,083,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Capital
The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares. Of the 6,653,115,024 shares of common stock issued and outstanding at December 31, 1999, PIFM owned 262 shares and 186 shares of Class A and Z, respectively.
Transactions in shares of common stock (at $1 net asset value per share) were as follows:

                                Year ended          Year ended
                               December 31,        December 31,
                                   1999                1998
                             ----------------    ----------------
Class A
---------------------------
Shares sold................    32,041,675,513      30,236,936,348
Shares issued in
  reinvestment of dividends
  and distributions........       274,562,853         319,520,177
Shares reacquired..........   (32,074,696,386)    (31,268,059,561)
                             ----------------    ----------------
Net increase (decrease) in
  shares outstanding.......       241,541,980        (711,603,036)
                             ----------------    ----------------
                             ----------------    ----------------
Class Z
---------------------------
Shares sold................       816,968,930         550,277,207
Shares issued in
  reinvestment of dividends
  and distributions........        10,430,840           9,623,992
Shares reacquired..........      (780,150,080)       (504,973,358)
                             ----------------    ----------------
Net increase (decrease) in
  shares outstanding.......        47,249,690          54,927,841
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
                                       9

Financial Highlights                           PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

                                                                 Class A                                            Class Z
                                  ----------------------------------------------------------------------     ---------------------
                                                                                                                  Year Ended
                                                         Year Ended December 31,                                 December 31,
                                  ----------------------------------------------------------------------     ---------------------
                                     1999           1998           1997           1996           1995          1999         1998
                                  ----------     ----------     ----------     ----------     ----------     --------     --------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period......................   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $  1.000     $  1.000
Net investment income and net
  realized gains...............         .046           .050           .050           .048           .054         .047         .051
Dividends and distributions to
  shareholders.................        (.046)         (.050)         (.050)         (.048)         (.054)       (.047)       (.051)
                                  ----------     ----------     ----------     ----------     ----------     --------     --------
Net asset value, end of
   period......................   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $  1.000     $  1.000
                                  ----------     ----------     ----------     ----------     ----------     --------     --------
                                  ----------     ----------     ----------     ----------     ----------     --------     --------
TOTAL RETURN(a)................         4.69%          5.06%          5.09%          4.97%          5.51%        4.82%        5.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................   $6,393,586     $6,152,044     $6,863,647     $7,315,223     $7,221,658     $259,529     $212,280
Average net assets (000).......   $6,292,031     $6,810,377     $7,121,692     $7,326,023     $6,914,520     $227,112     $194,669
Ratios to average net assets:
   Expenses, including
      distribution fee.........          .68%           .69%           .70%           .71%           .69%         .55%         .57%
   Expenses, excluding
      distribution fee.........          .55%           .57%           .58%           .59%           .56%         .55%         .57%
   Net investment income.......         4.60%          4.95%          4.97%          4.83%          5.38%        4.74%        5.07%
                                                March 1,
                                                1996(b)
                                                Through
                                              December 31,
                                   1997           1996
                                 --------     ------------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period......................  $  1.000       $  1.000
Net investment income and net
  realized gains...............      .051           .040
Dividends and distributions to
  shareholders.................     (.051)         (.040)
                                 --------     ------------
Net asset value, end of
   period......................  $  1.000       $  1.000
                                 --------     ------------
                                 --------     ------------
TOTAL RETURN(a)................      5.22%          4.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................  $157,352       $149,212
Average net assets (000).......  $159,508       $121,135
Ratios to average net assets:
   Expenses, including
      distribution fee.........       .58%           .59%(c)
   Expenses, excluding
      distribution fee.........       .58%           .59%(c)
   Net investment income.......      5.10%          4.86%(c)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Report of Independent Accountants              PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of
Prudential MoneyMart Assets, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential MoneyMart Assets, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended December 31, 1996 were audited by other independent accountants whose report dated February 6, 1997 was unqualified. PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 14, 2000
--------------------------------------------------------------------------------
                                       11
<PAGE


The Prudential Mutual Fund Family
-------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
 Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund
Target Funds
 Large Capitalization Growth Fund
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 Small Capitalization Growth Fund
 Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
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 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Prudential Global Growth Fund
 Prudential International Value Fund
 Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
 International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
Target Funds
Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
 California Series
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Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
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 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852

visit our website at www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols          CUSIP
Class A             74435H102
Class Z             74435H201

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
MF108E

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